UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2020

PrimeEnergy Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-7406	84-0637348
(Commission File Number)	(IRS Employer Identification No.)

9821 Katy Freeway, Houston, Texas 77024

(Address of principal executive offices)

Registrant’s telephone number, including area code 713-735-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PRIMEENERGY RESOURCES CORPORATION

Item 8.01 – Other Events

Relying on the SEC Order for Reporting Relief

PrimeEnergy Resources Corporation, makes the following disclosure pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 4, 2020, as modified and superseded by a new SEC order issued on March 25, 2020, providing conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (COVID-19) outbreak (the “SEC Order”).

The current outbreak of COVID-19 has posed a significant impact on the Company’s ability to file on a timely basis its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) that is due May 15, 2020 (the “Original Due Date”), and therefore the Company elected to rely on the conditional filing relief provided under the SEC Order.

The current outbreak of the COVID-19 novel coronavirus, has caused a delay in the Company’s ability to consolidate and analyze its financial statements for the preparation of its quarterly report on Form 10-Q. The sudden mandated closing of schools in the state of Texas as well as employees with health concerns resulted in an unplanned disruption of personnel available. We have decided to rely on the SEC Order and endeavor to file the Quarterly Report no later than June 29, 2020, or within 45 days after the Original Due Date.

COVID-19 Risk Factor

The current outbreak of COVID-19 has caused an adverse effect on our business operations. The Company has already experienced restrictions on employees to travel, temporary closures of locations, state mandated closing of schools as well as personnel shortage. In addition, COVID-19 has resulted in a widespread health crisis that has adversely affected the economies of the world and therefore is having a negative effect on oil prices. The management has been closely monitoring the impact caused by COVID-19 and we will continue to operate our business as steadily and safely as we can.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 8, 2020	PrimeEnergy Resources Corporation

	By:	/s/ Beverly A. Cummings
	Name:	Beverly A. Cummings
Executive Vice President